SUPPLEMENT DATED MAY 1, 2006

TO PROSPECTUS DATED MAY 1, 2003

TRANSAMERICA ELITE®

Issued through

Transamerica Occidental Life Separate Account VUL-3

By

Transamerica Occidental Life Insurance Company

ADVANCE NOTICE:

Effective on or about July 31, 2006, our mailing address will be changed to 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. The Florida address will become the administrative office. The new Glossary definitions are as follows:

administrative office

Our administrative office address is P.O. Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-851-9777. Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern rime. Please do not send any money, correspondence or notices to this office; send them to the mailing address.

mailing address	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. All premium payments, loan repayments, correspondence and notices should be sent to this address.

The following information supplements information provided on pages 14 - 17 of the Prospectus under the heading “The Portfolios”

On November 1, 2005, two portfolios of the AEGON/Transamerica Series Trust changed their names. These portfolios did not change investment objectives, advisory fees or sub-advisers. The Clarion Real Estate Securities was renamed Clarion Global Real Estate Securities, and Van Kampen Emerging Growth was renamed Van Kampen Mid-Cap Growth. All references in your prospectus to the TOLIC Clarion Global Real Estate Securities subaccount should be read as TOLIC Clarion Global Real Estate Securities subaccount. All references in your prospectus to the TOLIC Van Kampen Emerging Growth subaccount should be read as TOLIC Van Kampen Mid-Cap Growth subaccount

Effective May 1, 2006, a new investment option will be available to you. The TOLIC International Moderate Growth Fund subaccount is sub-advised by Morningstar Associates, LLC. The Investment objective for this subaccount is to see capital appreciation with current income as a secondary objective.

The following information replaces the paragraph on page 12 of the Prospectus under the heading “Fee Tables – Range of Expenses for the Portfolios.”

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. See the fund prospectuses for more information.

The following table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2005. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectuses for each portfolio.

Range of Expenses for the Portfolios 1, 2

	Minimum	Maximum
Total Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fee, and other expenses)	0.35%	1.09%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fee, and other expenses, after contractual waiver of fees and expenses)[3]	0.35%	1.09%

________________

1

The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2005. Current or future expenses may be greater or less than those shown.

2

The table showing the range of expenses for the portfolios takes into account the expenses of several Series Fund asset allocation portfolios that are a “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Series Fund portfolios. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolio identical to its actual allocation at December 31, 2005

3

The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements of 3 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2006.

For additional information, you may contact us at 1-800-851-9777, extension 6539 from 8:30a.m. – 7:00p.m. Eastern Time. More information about AFSG, the principal underwriter for the Policies, is available at http:/www.nasdr.com or by calling 1-800-289-9999.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2003 PRODUCT PROSPECTUS

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